Park National Corporation P A R K N A T I O N A L C O R P O R A T I O N

Safe Harbor Statement P A R K N A T I O N A L C O R P O R A T I O N 2 This presentation contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance and the plans, expectations, projections, and benefits of the proposed merger (the “Merger”) of Park National Corporation (“Park”) and First Citizens Bancshares, Inc. (“First Citizens”) . Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ include, without limitation: (1) the ability to execute our business plan successfully and manage strategic initiatives; (2) the impact of current and future economic and financial market conditions, including unemployment rates, inflation, interest rates, supply-demand imbalances, and geopolitical matters; (3) factors impacting the performance of our loan portfolio, including real estate values, financial health of borrowers, and loan concentrations; (4) the effects of monetary and fiscal policies, including interest rates, money supply, and inflation; (5) changes in federal, state, or local tax laws; (6) the impact of changes in governmental policy and regulatory requirements on our operations; (7) changes in consumer spending, borrowing, and saving habits; (8) changes in the performance and creditworthiness of customers, suppliers, and counterparties; (9) increased credit risk and higher credit losses due to loan concentrations; (10) volatility in mortgage banking income due to interest rates and demand; (11) adequacy of our internal controls and risk management programs; (12) competitive pressures among financial services organizations; (13) uncertainty regarding changes in banking regulations and other regulatory requirements; (14) our ability to meet heightened supervisory requirements and expectations; (15) the impact of changes in accounting policies and practices on our financial condition; (16) the reliability and accuracy of assumptions and estimates used in applying critical accounting estimates; (17) the potential for higher future credit losses due to changes in economic assumptions; (18) the ability to anticipate and respond to technological changes and our reliance on third-party vendors; (19) operational issues related to and capital spending necessitated by the implementation of information technology systems on which we are highly dependent; (20) the ability to secure confidential information and deliver products and services through computer systems and telecommunications networks; (21) the impact of security breaches or failures in operational systems; (22) the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs; (23) the impact of changes in credit ratings of government debt and financial stability of sovereign governments; (24) the effect of stock market price fluctuations on our asset and wealth management businesses; (25) litigation and regulatory compliance exposure; (26) availability of earnings and excess capital for dividend declarations; (27) the impact of fraud, scams, and schemes on our business; (28) the impact of natural disasters, pandemics, and other emergencies on our operations; (29) potential deterioration of the economy due to financial, political, or other shocks; (30) impact of healthcare laws and potential changes on our costs and operations; (31) the ability to grow deposits and maintain adequate deposit levels, including by mitigating the effect of unexpected deposit outflows on our financial condition; (32) the occurrence of any event, change or other circumstances that could give rise to the right of Park or First Citizens to terminate the merger agreement; (33) the failure to obtain necessary regulatory approvals and the possibility that the Merger does not close when expected or at all because of required regulatory approvals; (34) the approval by First Citizens’ shareholders of the Merger or other conditions to closing are not received or satisfied on a timely basis or at all; (35) the outcome of any legal proceedings that may be instituted against Park or First Citizens regarding the Merger; (36) the possibility that the anticipated benefits of the Merger, including anticipated cost savings and strategic gains, are not realized when expected or at all; (37) the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected; (38) the impact of purchase accounting with respect to the Merger, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; (39) the possibility that the Merger may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events; (40) the diversion of management’s attention from ongoing business operations and opportunities; (41) potential adverse reactions of Park’s or First Citizens’ customers or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; (42) risks relating to the potential dilutive effect of shares of Park’s common stock to be issued in the Merger; and (43) other risk factors related to the banking industry.

Disclaimer No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Important Additional Information about the Transaction and Where to Find It In connection with the proposed Merger, Park intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of Park common stock to be issued in connection with the proposed transaction. The Registration Statement will include a proxy statement of First Citizens and a prospectus of Park (the “Proxy Statement/Prospectus”), and Park may file with the SEC other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARK, FIRST CITIZENS AND THE PROPOSED TRANSACTION AND RELATED MATTERS. A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about Park and First Citizens, may be obtained free of charge at the SEC’s website (http://www.sec.gov) when they are filed. You will also be able to obtain these documents, when they are filed, free of charge, from Park at the “Investor Relations” section of Park’s website at www.parknationalcorp.com. Copies of the Registration Statement, Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Park’s Investor Relations, Michelle Hamilton, 740-349-6014, media@parknationalbank.com. The information on Park’s website is not, and shall not be deemed to be, a part of this communication or incorporated into other filings Park makes with the SEC. Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Management believes that the disclosure of these “non-GAAP” financial measures presents additional information which, when read in conjunction with Park’s consolidated financial statements prepared in accordance with GAAP, assists in analyzing Park’s operating performance, ensures comparability of operating performance from period to period, and facilitates comparisons with the performance of Park’s peer financial holding companies, while eliminating certain non-operational effects of acquisitions. Additionally, Park believes this financial information is utilized by regulators and market analysts to evaluate a company’s financial condition, and therefore, such information is useful to investors. The non-GAAP financial measures should not be viewed as substitutes for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation from the most directly comparable GAAP financial measures to the non-GAAP financial measures used in this presentation is provided on pages 42 to 44 of this presentation. P A R K N A T I O N A L C O R P O R A T I O N 3

Snapshot • Park National Corporation (NYSE American: PRK) is a $9.9 billion asset financial holding company headquartered in Newark, OH, that conducts banking operations through its wholly-owned subsidiary, The Park National Bank. • On October 27th, 2025 PRK announced its agreement to acquire First Citizens Bancshares, Inc., the parent company of First Citizens National Bank, a Tennessee headquartered bank with $2.6 billion in assets. See slides 9 through 15 for details of this combination. • Long-tenured management team helps to sustain unique culture. Our senior leaders have been with PRK for an average of 20 years. • Consistently in the top quartile of profitability. For 2025 YTD, PRK generated a 1.82% return on average assets(1) and 16.26% return on average tangible common equity(1). • Strong market share and high-quality funding base. PRK’s average deposit market share was ~ 33% in its six largest OH county markets. PRK’s low-cost, core deposit funding profile supports durable net interest margin and extended trend of stable operating results. • Diversified revenue sources. Over 21% of PRK’s revenues come from fee income. • Historically strong credit quality. PRK’s net charge-offs have historically been well below peer levels. • Strong capital base. PRK has a 13.9% CET1 ratio (600+ bps above the minimum regulatory requirement). P A R K N A T I O N A L C O R P O R A T I O N 4 (1) See “Reconciliation of Non-GAAP Financial Measures” shown on pages 42 to 44. Note: Financial data as of September 30, 2025 unless otherwise noted; Source: S&P Global Market Intelligence.

P A R K N A T I O N A L C O R P O R A T I O N Overview of Park National Corporation

Overview of Park National Corporation P A R K N A T I O N A L C O R P O R A T I O N 6 • Park’s bank subsidiary, The Park National Bank, is headquartered in Newark, Ohio and was founded in 1908. • $9.9 billion total assets and $9.4 billion assets under management(1) at September 30, 2025. • Park common shares are publicly traded under the symbol “PRK” on NYSE American. • Diversified revenue base with approximately 21.4% non- interest income to operating revenue(5) ratio for the nine months ended September 30, 2025. • Diversified loan portfolio funded with customer deposits. • Historical net charge-offs well below Proxy Peer Group average. • Low-cost funding profile supports durable net interest margin and extended trend of stable operating results. • At June 30, 2025, Park’s average deposit market share was approximately 33% in Park’s six largest county markets in Ohio. (1) Market value of assets under management. (2) See “Reconciliation of Non-GAAP Financial Measures” shown on pages 42 to 44. (3) NPAs exclude loans 90+ days past due. (4) Net interest margin shown on a fully taxable equivalent basis assuming a 21% corporate federal income tax rate. (5) Definitions: TE – Tangible Equity; TA – Tangible Assets; ACL – Allowance for Credit Losses; NPA – Non-Performing Assets, ROAA – Return on Average Assets; ROATE – Return on Average Tangible Equity; Operating Revenue = Non-Interest Income + Net Interest Income (6) For the purpose of calculating the annualized return on average tangible equity, a non-U.S. GAAP financial measure, net income for each period is divided by average tangible equity during the period. (7) Ratios presented YTD through September 30, 2025 are shown on an annualized basis. Note: Financial data as of September 30, 2025 unless otherwise noted; Source: S&P Global Market Intelligence. Company Overview $ in millions 12/31/2023 12/31/2024 9/30/2025 Total Assets 9,837$ 9,805$ 9,862$ Total Loans (Gross) 7,476 7,817 7,993 Total Deposits 8,043 8,144 8,330 Total Shareholders' Equity 1,145 1,244 1,332 Total Equity / Total Assets 11.64% 12.69% 13.50% TE / TA (2) (5) 10.14% 11.21% 12.06% ACL / Loans (5) 1.12% 1.13% 1.15% NPAs / Total Assets (3) (5) 0.62% 0.70% 0.91% Net Interest Margin (4) (7) 4.11% 4.41% 4.70% ROAA (5) (7) 1.27% 1.53% 1.82% Return on Average Equity (7) 11.55% 12.65% 14.21% ROATE (2) (5) (6) (7) 13.60% 14.65% 16.26% At or YTD

Attractive Geographic Footprint P A R K N A T I O N A L C O R P O R A T I O N 7 Ohio North Carolina South CarolinaKentucky Region Deposits Trust AUM(1) Full-Time(2) Employees Counties Served Offices Western Ohio $1.68B $1.58B 165 6 20 Northern Ohio $1.88B $1.59B 203 7 22 Metro $1.13B $1.33B 195 7 14 Central Ohio $1.98B $3.91B 169 4 15 Eastern Ohio $886M $982M 82 4 9 Carolina $684M $67M 81 6 7 Overview • Distinct operating regions provide for attractive mix of customers and demographic opportunities. • Park entered several new geographic markets in the last 6-7 years via acquisitions and de novo branch openings. • These new markets have strong population growth and low rates of unemployment(3). • Combined with Park’s solid deposit franchise, these expansion markets present a promising opportunity for customer and revenue growth. August 2025 Unemployment Rate (%)(3) (1) Market value of assets under management. (2) Full-time employees do not include 805 full-time employees at Park’s operational support centers. (3) Source: Bureau of Labor Statistics; National unemployment data as of September 30, 2025. Note: Financial data as of September 30, 2025 unless otherwise noted. 4.0% 4.1% 4.7% 4.7% 4.0% 4.3% ASHEVILLE, NC CHARLOTTE, NC CINCINNATI, OH COLUMBUS, OH LOUISVILLE, KY USA

• Strong history of operating in Park’s regional bank model. • Regional leadership team averages approximately 29 years of banking experience and 19 years of leadership tenure with Park. P A R K N A T I O N A L C O R P O R A T I O N 8 Community Banking Regions Name Position Age Years with PNB Years in Industry John A. Brown President - Western Ohio Region 56 34 34 Bryant W. Fox Market President - Cincinnati 37 12 12 Chris R. Hiner President - Northern Ohio Region & Director of Home Lending 42 19 19 W. Andrew Holden Market President - Louisville 50 7 29 Tim J. Ignasher Market President - Charlotte 64 8 34 John D. Kimberly President - Carolina Region 61 18 39 Patrick L. Nash President - Eastern Ohio Region 61 38 38 Laura F. Tussing President - Central Ohio Region 44 21 21 Brady E. Waltz Market President - Columbus 54 18 32

Park M&A Strategy Two-prong strategy guidelines: 1. Traditional M&A • Strong franchise, good reputation and asset quality • Competitive market share • Continuity of management and leadership • Traditional community bank structure • Sticky, low-cost core deposits • Disciplined approach to pricing and diligence 2. Metro Strategy • Certain attractive markets in the Midwest, Southeast, and Mid- Atlantic regions • De novo branching – mirror successful Columbus, Ohio and Louisville, Kentucky de novo offices • Partner with banks that have the following characteristics: • Consistent loan growth • Acceptable asset quality • Existing trust and wealth management business, or the potential to grow the business in those areas • Commercial focus with potential to grow consumer • Proven leadership team P A R K N A T I O N A L C O R P O R A T I O N 9 • What We Seek: Opportunities that align with our traditional M&A and Metro Strategy expansion guidelines • Tennessee Market: For the past decade, PRK has focused on and openly communicated its desire to expand into Tennessee • Crossing $10B Assets: PRK has been preparing to cross $10 billion in assets for over 5 years and has communicated that it planned to cross organically in Q1 2026. Partnership with First Citizens accelerates PRK’s momentum as it crosses $10 billion. • Market Expansion: Expansion to Louisville, KY and acquisitions in Charlotte and Asheville, NC and upstate SC (Spartanburg, Greenville) reflect PRK's consistent strategy of market extension into attractive new markets with strong local leadership.

1) Based on total deposits. Community bank defined as less than $25bn in total assets; Excludes mutual holding companies Note: YTD 2025 represents financial data as of September 30, 2025; Deposit market share data as of June 30, 2025 per FDIC Source: S&P Capital IQ Pro First Citizens Bancshares, Inc. | Company Overview Financial Highlights Deposit Market Share by MSA Company Overview Overview of Branch Locations • Dyersburg, TN: Like many current PRK markets, FIZN has #1 deposit market share in its headquarter MSA • Concentrated in Attractive Markets: Memphis, Nashville, Chattanooga, and Cleveland • Compelling Loan Growth: 7.6% compounded annual growth rate over the past 10 years • Consistent Deposit Growth: 5.4% compounded annual growth rate over the past 10 years • Excess Liquidity: Approximately $600 million excess deposits, which PRK expects to utilize for loan growth in the combined franchise • Pristine Credit: Average NCO / Average Loans of 0.06% in the last 10 years 2022 2023 2024 YTD 2025 Balance Sheet Total Assets $2,404 $2,391 $2,506 $2,602 Gross Loans (Inc. HFS) $1,336 $1,405 $1,487 $1,604 Total Deposits $2,076 $2,028 $2,151 $2,214 Tangible Common Equity $131 $158 $158 $189 Profitability ROAA 1.18% 0.80% 0.72% 0.96% ROAE 15.5% 11.6% 9.6% 12.6% Efficiency Ratio 59.9% 69.9% 73.2% 65.1% 1889 Year Founded Dyersburg, TN Headquarters 5th in Deposits¹ TN Community Banks MSA Market Rank Branch Count Deposits Market Share % of National Franchise Dyersburg, TN 1 4 $705 64.7% 32.3% Memphis, TN-MS-AR 15 7 $601 1.4% 27.5% Cleveland, TN 4 4 $365 13.2% 16.7% Union City, TN 1 2 $184 21.3% 8.4% Nashville-Davidson-Murfreesboro- Franklin, TN 45 3 $153 0.2% 7.0% Martin, TN 6 1 $58 6.9% 2.7% Chattanooga, TN-GA 24 2 $39 0.3% 1.8% Jackson, TN 16 1 $35 0.8% 1.6% FIZN (24) Headquarters 10

Note: Deposit market share data as of June 30, 2025 per FDIC; Balances exclude purchase accounting adjustments Source: S&P Capital IQ Pro Park & First Citizens | Expansion into Attractive Markets Market expansion into the attractive Tennessee markets with a quality, established franchise and opportunity to further scale relationships 71.3% 20.4% 5.1% 2.9% 0.3% Ohio Tennessee South Carolina North Carolina Kentucky D ep os its 6.1% 5.1% 3.9% 1.8% 0.6% 0.0% 2.0% 4.0% 6.0% 8.0% South Carolina North Carolina Tennessee Kentucky Ohio 13.7% 13.5% 12.9% 12.1% 9.2% 0.0% 5.0% 10.0% 15.0% 20.0% South Carolina North Carolina Tennessee Ohio Kentucky Projected Population Growth ‘26 – ‘31 Projected Household Income Growth ‘26 – ‘31 ~$10B Deposits Pro Forma Deposit Mix • Attractive markets that PRK intends to invest in and grow post-closing • PRK’s proactive M&A strategy is positioning the firm to capture significant upside in the growing Tennessee markets • Tennessee projected household income and population growth exceeds PRK’s core Ohio market PRK (84) FIZN (24) 11

1) Based on FIZN common and Class A shares outstanding of 3,824,578 2) Based on PRK’s closing stock price of $159.54 as of October 24, 2025 3) For illustrative purposes, excludes transaction expenses, assumes transaction closes on December 31, 2025, and cost savings are fully phased-in Note: Financial data as of September 30, 2025; S&P Capital IQ Pro Park & First Citizens | Key Transaction Terms Transaction Structure • Park National Corporation to acquire 100% of First Citizens Bancshares, Inc. outstanding Common and Class A stock • At closing First Citizens National Bank will merge with and into The Park National Bank • 100% stock consideration • Fixed exchange ratio of 0.5200x PRK shares for each FIZN share Transaction Value & Multiples ¹ ² • Aggregate Transaction Value: approximately $317.3 million • Per Share Consideration: approximately $82.96 • Price / Tangible Book Value Per Share of 168% • Price / LTM EPS of 13.5x • Price / 2026E EPS + fully phased cost savings of 7.4x • Pay-to-Trade ratio of 76% Personnel and Projected Ownership • PRK to add one (1) member of FIZN’s board of directors to PRK’s board of directors (14 total directors on pro forma Board) • PRK is naming FIZN’s CEO and Chairman Jeff Agee as CEO of the newly formed Tennessee Region of PNB • Projected ownership of approximately 89% PRK / 11% FIZN Diligence, Expected Timing, & Approvals • Conducted extensive due diligence process across all business functions • Subject to the receipt of FIZN shareholder simple majority approvals (voting Common stock and Class A common stock) and required regulatory approvals and other customary closing conditions • Anticipated closing in Q1’26 / anticipated integration in Q3’26 2026E EPS Accretion³ 15% PRO FORMA Est imates at C lose TBV Impact Slightly Accretive Total Assets $12.7B TCE / TA 11% CET1 Ratio 13% Total Risk-Based Capital Ratio 14% Internal Rate of Return 20% 12

MRQ Pro Forma ¹ Yield on Loans: 6.37% Yield on Loans: 6.43% Yield on Loans: 6.38% Cost of Deposits: 1.19% Cost of Deposits: 2.50% Cost of Deposits: 1.46% Lo an C om po si tio n D ep os it C om po si tio n 26% 3% 25% 9% 5% 2% 29% 1-4 Multi CRE C&I C&D Farm + Ag. Cons. + Other 22% 5% 45% 6% 13% 6% 3% 1-4 Multi CRE C&I C&D Farm + Ag. Cons. + Other 25% 4% 28% 9% 7% 3% 25% 1-4 Multi CRE C&I C&D Farm + Ag. Cons. + Other 16% 7% 44% 15% 17% Nonint. Bearing Trans. MMDA + Savings Retail Jumbo 29% 17% 40% 9% 6% Nonint. Bearing Trans. MMDA + Savings Retail Jumbo 32% 20% 39% 7% 3% Nonint. Bearing Trans. MMDA + Savings Retail Jumbo 1) Composition and balances exclude purchase accounting adjustments Note: Loan and Deposit composition per regulatory data; Financial data as of June 30, 2025; Total percentages may not sum to 100% due to rounding Source: S&P Capital IQ Pro Park & First Citizens | Pro Forma Loans and Deposits $8.0B Loans $8.2B Deposits $1.6B Loans $9.5B Loans $10.4B Deposits $2.2B Deposits 2025Q2 Pro Forma Loan and Deposit Composition 13

Source: S&P Capital IQ Pro Park & First Citizens | Key Transaction Assumptions Earnings & Cost Savings • Net income for PRK based on consensus analyst median estimates FY2025E through FY2026E. Acquisition does not accelerate Durbin impact. Assumes a long-term annual earnings growth of 5% then adjusted for anticipated Durbin impact • Net income estimates for FIZN provided by FIZN management • Cost savings of 30% of FIZN’s noninterest expense base (50% realized in 2026, 100% thereafter) Loan Credit Mark • Loan interest rate mark of 1.3% estimated gross loans at closing, or $21.3 million (accreted into earnings over 2.0 years using the straight-line methodology) • Loan credit mark of 1.5% estimated gross loans at closing, or $25.5 million • Assumes early adoption of FASB’s new standard for purchased financial assets, resulting in no accretable credit mark Transaction Expenses • Pre-tax transaction costs of $36.2 million: $28.7 million recognized at close, $5.4 million in Year 1, and $2.1 million in Year 2 • Core deposit intangible of 3.0% of FIZN’s core deposits (amortized over 10 years, sum- of-years-digits) FMV Assumptions & Other • $60.1 million unrealized AFS loss already in equity, accreted over 5.5 years using the straight-line methodology • Likely liquidation of approximately $100 million of FIZN's lower yielding securities and pay down/off high-cost funding (incremental pre-tax loss of $1.4 million from sale) • Approximately $2.4 million (FIZN) and $14.5 million (PRK) fully phased-in pre-tax reduction in non-interest income related to Durbin interchange impact • Fixed asset write-up of $14.1 million, amortized increased depreciation over 25 years using the straight-line methodology • Total net fair value discount on liabilities of $1.2 million, including Time Deposits and TruPS; expect to pay-off TruPS shortly after closing 14

1) For illustrative purposes, excludes transaction expenses, assumes transaction closes on December 31, 2025, and cost savings are fully phased-in Park & First Citizens | Summary Crossing $10B Assets Cultural Fit Footprint Expansion Upside Opportunity Financially Attractive+ • Continues PRK’s expansion strategy into higher-growth, demographically attractive markets • Proactive preparation over the last five years with considerable investments • Incremental earnings from the transaction offset the financial impacts of crossing $10 billion. Does not accelerate Durbin impact as PRK expects to go over $10 billion in Q1 2026 . • 15% 2026E EPS accretion¹ and slightly accretive to tangible book value • 20% internal rate of return • All-stock transaction utilizes PRK’s currency and maintains strong capital ratios • Opportunity to further FIZN’s growth momentum and offer PRK’s full product suite to FIZN’s customer base • Consistent approach to care for all stakeholders, including associates, customers, communities and shareholders • History of being focused on personal service and community involvement • Principles and core values are closely aligned 15

1) For illustrative purposes, excludes transaction expenses, assumes transaction closes on December 31, 2025, and cost savings are fully phased-in 2) Based on median consensus EPS estimates 3) FIZN anticipates divesting a subsidiary prior to closing of merger with PRK Note: Dollars in millions, except per share values; Market data as of October 24, 2025 Source: S&P Capital IQ Pro TBV Dilution and Pro Forma Earnings Accretion Reconciliation Tangible Book Value Dilution Detail Illustrative Fully Phased-in 2026E EPS Accretion¹ Common Shares $ Per Dollars in millions, Except per Share TBV (Millions) Share PRK TBV at Close (3/31/2026) $1,196 16.1 $74.43 ( + ) Equity Consideration to FIZN 317 2.0 ( + ) Total Goodwill Created (104) ( + ) Total Non-Goodwill Created (49) ( + ) Transaction Costs Attributable to PRK (11) Pro Forma PRK TBV at Close $1,350 18.1 $74.76 PRK TBV Per Share Accretion ($) $0.33 PRK TBV Per Share Accretion (%) 0.4% Dollars in millions, Except per Share 2026E PRK Net Income (Consensus Estimates²) $177 FIZN Net Income 28 Combined Earnings $205 Fully Phased-in Cost Savings $15 Accretion of Interest Rate Marks 17 Amortization of Core Deposit Intangibles (7) Restructuring Impact 1 Estimated Loss of Income from Sale of Subsidiary³ (2) Combined Earnings $230 Standalone Avg. Diluted Shares Outstanding (Millions) 16 Standalone EPS² $10.95 Combined Avg Diluted Shares Outstanding (Millions) 18 Combined EPS $12.62 EPS Accretion ($) $1.67 EPS Accretion (%) 15% 16

P A R K N A T I O N A L C O R P O R A T I O N Financial Summary

2025 Third Quarter Highlights P A R K N A T I O N A L C O R P O R A T I O N 18 • Park’s Consolidated Capital Ratios at September 30, 2025: – Total Shareholders’ Equity to Total Assets of 13.50% – Tangible Common Equity to Tangible Assets of 12.06%(1) – Leverage Ratio of 11.82% – Total Risk-Based Capital Ratio of 15.03% • Book value per common share grew to $82.87 at September 30, 2025 from $80.55 at June 30, 2025 . • Tangible book value per common share(1) grew to $72.77 at September 30, 2025 from $70.44 at June 30, 2025. • Net income was reported at $47.2 million for Q3 2025 compared to $48.1 million for Q2 2025. • Net interest margin was reported at 4.72% at September 30, 2025 compared to 4.75% at June 30, 2025 , quarter to date. • Pre-tax, pre-provision income (“PTPP”)(1) was reported at $62.1 million for Q3 2025 compared to $62.2 million for Q2 2025. • Provision for credit losses of $4.0 million for Q3 2025 compared to $2.9 million for Q2 2025. • Loans grew to $7.99 billion at September 30, 2025 from $7.96 billion at June 30, 2025. • ACL / Loans was reported at 1.15% at September 30, 2025 compared to 1.13% at June 30, 2025. Park Performance Summary (1) (1) See “Reconciliation of Non-GAAP Financial Measures” shown on pages 42 to 44.

Strong Balance Sheet P A R K N A T I O N A L C O R P O R A T I O N 19 Total Assets Total Loans (excluding PPP) (1) Total Deposits (includes off balance sheet) (2) Total Shareholders’ Equity (Dollars in millions) (Dollars in millions) (Dollars in millions) (Dollars in millions) (1) Excludes PPP loans of $0.3MM, $1MM, $2MM, $4MM and $74MM at end of 2025Q3, 2024Y, 2023Y, 2022Y and 2021Y, respectively. (2) Includes off balance sheet deposits of $151MM, $115MM, $1MM, $196MM and $983MM at end of 2025Q3, 2024Y, 2023Y, 2022Y and 2021Y, respectively. (3) CAGR = Compound annual growth rate, a calculation of annual growth that considers compounding balances. CAGR(3) 4.4% CAGR(3) 5.0% $9,560 $9,855 $9,837 $9,805 $9,862 2021Y 2022Y 2023Y 2024Y 2025Q3 $6,797 $7,138 $7,474 $7,816 $7,993 2021Y 2022Y 2023Y 2024Y 2025Q3 $8,888 $8,431 $8,044 $8,259 $8,481 2021Y 2022Y 2023Y 2024Y 2025Q3 $1,111 $1,069 $1,145 $1,244 $1,332 2021Y 2022Y 2023Y 2024Y 2025Q3

Efficiency Ratio & Non-Int. Exp. / Avg. Assets(1) Strong Earnings P A R K N A T I O N A L C O R P O R A T I O N 20 (Dollars in millions) Net Income, ROAA & ROATE(1) Non-Interest Income / Operating Revenue (2) Pre-Tax, Pre-Provision Income / Avg. Assets(1) (1) See Reconciliation of Non-GAAP Financial Measures shown on pages 42 to 44. (2) The decrease of non-interest income for 2023 includes a loss on sale of debt securities of $7.9MM. Note: Ratios are annualized for 2025. Note: Financial data as of September 30, 2025 unless otherwise noted. (Dollars in millions) (Dollars in millions) $153.9 61.3% 61.2% 65.9% 61.4% 57.0% 2.88% 2.97% 3.11% 3.25% 3.13% 2021Y 2022Y 2023Y 2024Y 2025 YTD Efficiency Ratio Non-Int. Exp. / Avg. Assets $153.9 $148.4 $126.7 $151.4 $137.4 1.6% 1.5% 1.3% 1.5% 1.8% 17.2% 16.3% 13.6% 14.7% 16.3% – $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 2021Y 2022Y 2023Y 2024Y 2025 YTD – 4.0% 8.0% 12.0% 16.0% 20.0% Net Income ROAA ROATE $176.3 $185.0 $156.5 $199.3 $176.3 1.79% 1.84% 1.57% 2.01% 2.33% – $20 .0 $40 .0 $60 .0 $80 .0 $10 0.0 $12 0.0 $14 0.0 $16 0.0 $18 0.0 $20 0.0 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% 2.0 0% 2.2 0% 2.4 0% 2021Y 2022Y 2023Y 2024Y 2025 YTD PPNR PPNR/Avg. Assets $129.9 $135.9 $92.6 $122.6 $88.5 $329.9 $347.1 $373.1 $398.0 $324.4 28.3% 28.1% 19.9% 23.5% 21.4% 2021Y 2022Y 2023Y 2024Y 2025 YTD Net Interest Income Non-Interest Income Non-Interest Income / Op. Rev.

Stable Net Interest Margin P A R K N A T I O N A L C O R P O R A T I O N 21 Asset Yields, Liability Costs, and Net Interest Margin(1) (1) Net interest margin shown annualized QTD, on a fully taxable equivalent basis assuming a 21% corporate federal income tax rate. See “Reconciliation of Non-GAAP Financial Measures” shown on pages 42 to 44. 3.86% 4.14% 5.18% 5.78% 5.90% 3.69% 3.80% 4.11% 4.41% 4.72% 0.28% 0.54% 1.67% 2.08% 1.80% 0.12% 0.39% 1.52% 1.97% 1.74% 0.08% 0.25% 1.01% 1.36% 1.20% FY2021 FY2022 FY2023 FY2024 2025Q3 Interest Earning Asset Yield (%) Net Interest Margin (%) Interest Bearing Liability Cost (%) Interest Bearing Deposit Cost (%) All Deposit Cost (%)

Diverse Fee Income P A R K N A T I O N A L C O R P O R A T I O N 22 Overview • The business lines responsible for generating the majority of fee income are wealth management, mortgage banking, and retail banking (interchange fees). • Diversified revenue base with approximately 21.4% non-interest income to operating revenue ratio for the nine-month period ended September 30, 2025. • Anchored by wealth management business line, that had aggregate assets under management of $9.4 billion(1) at September 30, 2025. Sources of Non-Interest Income (YTD) Non-Interest Income / Operating Revenue (1) Market value of assets under management. (2) Fluctuations driven heavily by increased mortgage fees in 2021 due to increased mortgage originations. 2022 included $12.0MM of OREO valuation markups and $5.6MM of OREO gains related to Vision Bank. 2023 included a loss on sale of debt securities of $7.9MM. 2024 included a pension settlement gain of $6.1MM and a 19.8% increase from wealth management compared to the prior year. Note: Financial data as of September 30, 2025 unless otherwise noted. (Dollars in millions) (2) $129.9 $135.9 $92.6 $122.6 $88.5 $329.9 $347.1 $373.1 $398.0 $324.4 28.3% 28.1% 19.9% 23.5% 21.4% 2021Y 2022Y 2023Y 2024Y 2025 YTD Net Interest Income Non-Interest Income Non-Interest Income / Op. Rev. Fiduciary Activities 38% Service Charges 9% Other Service Income 12% Interchange Income 22% BOLI 5% Other Fee Income 14%

Disciplined Approach to Managing Operating Expenses P A R K N A T I O N A L C O R P O R A T I O N 23 Efficiency Ratio & Non-interest Expense Non-interest Expense Composition (YTD) Note: Financial data as of September 30, 2025 unless otherwise noted. (Dollars in millions) • Significant investment in people, processes, and technology over the last five years to prepare for crossing $10 billion. • Well positioned for growth. • Engaged Promontory to help with a framework for investments in Enterprise Risk Management, Compliance and Operating efficiency. • Includes investments in digital, data science and customer experience to position the organization for growth. Salaries & Benefits 60% Occupancy 4% FF&E 3% Data Processing 14% Professional Fees 10% Insurance 2% Other Non- interest Expense 7% $283.5 $298.0 $309.2 $321.3 $236.6 61.3% 61.2% 65.9% 61.4% 57.0% 2021 2022 2023 2024 2025 YTD Non-interest Expense Efficiency Ratio

High Quality Capital Structure P A R K N A T I O N A L C O R P O R A T I O N 24 Common Equity Tier 1 Allowance for Credit Losses Tier 1 Capital $1,193.7 million Tier 2 Capital $96.3 million Note: Financial data as of September 30, 2025 unless otherwise noted. ACL $96.3 Common Equity Tier 1 $1,193.7 1 Regulatory Capital at September 30, 2025 (Dollars in millions)

Robust Capital Ratios P A R K N A T I O N A L C O R P O R A T I O N 25 (1) Adequately capitalized thresholds plus capital conservation buffer of 2.5%. (2) Regional Peer Group was used, as defined in the 2025 proxy. PRK’s 2025 Q3 data above is compared to peer median data as of 2025 Q2. (3) The decline in Total Risk-based Capital in Q3 2025 was due to the payoff of $175MM of subordinated debt and $15MM of trust preferred securities. Note: All ratios presented are as of the end of the period. Note: Financial data as of September 30, 2025 unless otherwise noted. Tier 1 Leverage Ratio Common Equity Tier 1 Ratio Tier 1 Risk-based Capital Ratio Total Risk-based Capital Ratio (3) Regulatory Minimums(1) (1) (1) (1) (1) Peer Median Data(2) 9.8% 9.9% 10.7% 11.5% 11.8% 4.0% – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2021Q4 2022Q4 2023 Q4 2024 Q4 2025 Q3 12.4% 12.6% 12.8% 13.3% 13.9% 7.0% – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2021Q4 2022Q4 2023 Q4 2024 Q4 2025 Q3 12.6% 12.8% 13.0% 13.5% 13.9% 8.5% – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2021Q4 2022Q4 2023 Q4 2024 Q4 2025 Q3 16.1% 16.1% 16.2% 16.6% 15.0% 10.5% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 2021Q4 2022Q4 2023 Q4 2024 Q4 2025 Q3

High-Quality and Diversified Loan Portfolio P A R K N A T I O N A L C O R P O R A T I O N 26 • Park has a well-secured loan portfolio with geographic and asset class diversity. • Out-of-market portfolio is largely limited to specialty lending, which has conservative underwriting and is subject to intensive loan monitoring. • 47% of the loan portfolio has fixed interest rates with a weighted average contractual life of 86 months; the remaining 53% of the portfolio consists of variable rate loans with a weighted average reprice of 29 months. • Included in commercial, financial, and agricultural loans were loans originated through two specialty business lines: • $341.9 million in loans originated through Scope Leasing, Inc. • $260.4 million in structured finance loans. • 2% of total loans were agriculture related(1). • 33% of commercial real estate loans were owner-occupied. • $286.1 million of commercial real estate loans were fully or partially collateralized by non-owner-occupied office space. Of this amount, $283.7 million were accruing.Total Loan Portfolio: $7.99B QTD Yield on Loans: 6.34% (1) Agriculture related loans include farm loans and agricultural production loans. Note: Financial data as of September 30, 2025 unless otherwise noted. Commercial, Financial, and Agricultural 15% Commercial Real Estate 27% Construction Real Estate 6% Residential Real Estate 29% Consumer 23% Leases 0%

Healthy Allowance Levels Safeguard Shareholders’ Equity P A R K N A T I O N A L C O R P O R A T I O N 27 Allowance / Total LoansOverview • Allowance for credit losses was 1.15% of total loans as of September 30, 2025. • Conservative classification of commercial loans and prudent identification of problem credits. Provision / Net Charge-Offs (1) (1) Park was in a net recovery position for the fiscal year ended December 31, 2021. $6,871 $7,142 $7,476 $7,817 $7,993 1.21% 1.20% 1.12% 1.13% 1.15% 2021 Q4 2022 Q4 2023 Q4 2024 Q4 2025 Q3 (Dollars in millions) Total Loans ACL / Loans $ in thousands Net Charge-Off (Recovery) YTD 2025 3,847$ FY 2024 10,322 FY 2023 4,921 FY 2022 2,375 FY 2021 (3,348) – 1.9x 0.6x 1.4x 2.0x FY 2021 FY 2022 FY 2023 FY 2024 YTD 2025

Stable Asset Quality P A R K N A T I O N A L C O R P O R A T I O N 28 Net Charge-Offs / Average Loans Classified Loans(2) / Tier 1 Capital + ACL Overview • Conservative underwriting and strong asset quality. • Of the $89.6 million in nonaccrual loans, $69.7 million, or about 77.8%, were current with contractual payments at September 30, 2025. NPAs / Total Assets (1) (1) NPAs exclude accruing troubled debt restructuring loans and loans 90+ days past due. (2) Classified loans are defined as those rated substandard or individually evaluated - nonaccrual, excluding accruing purchase credit deteriorated (PCD) loans associated with the acquisitions of NewDominion Bank and CAB Financial Corporation. 0.80% 0.82% 0.62% 0.70% 0.91% 2021Q4 2022Q4 2023Q4 2024Q4 2025Q3 (0.05%) 0.03% 0.07% 0.14% 0.07% (0.20%) – 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2021Y 2022Y 2023Y 2024Y 2025 YTD 7.27% 7.27% 4.25% 4.61% 5.78% 2021Q4 2022Q4 2023Q4 2024Q4 2025Q3

Stable, Low-Cost Core Deposits P A R K N A T I O N A L C O R P O R A T I O N 29 • With minimal reliance on costly time deposits and a relatively high level of non-interest bearing deposits, Park has cultivated a loyal and low-cost source of funds. • Non-interest bearing deposits represented 31% of total deposits. • Public funds made up $1.5 billion, or approximately 18%, of on and off balance sheet deposits. • Uninsured deposits totaled approximately $1.5 billion, or 18% of total deposits. This $1.5 billion included $398.0 million of deposits which were over $250,000, but were fully collateralized by Park’s investment securities portfolio. Total Deposits: $8.2 billion QTD Cost of Interest Bearing Deposits: 1.74% QTD Cost of Total Deposits: 1.20% Non-CD/Brokered Deposits over Total Deposits: 90% Note: Financial data as of September 30, 2025 unless otherwise noted. Non-interest Bearing 31% Transaction 26% Savings 34% Brokered/BID Deposits 0% CDs 9%

High Quality Securities Portfolio P A R K N A T I O N A L C O R P O R A T I O N 30 • Park’s investment securities portfolio is highly rated(1): • 79.3% are AAA rated or Agency Backed • 18.3% are AA+, AA, AA- or A- rated • 2.4% are BBB, BBB- or Not Rated • 11.6% of the portfolio is floating rate. • All mortgage-backed securities and collateralized mortgage obligations are U.S. government agency issued, and are primarily collateralized by 15-year residential mortgage loans. • All state and political subdivision securities are investment grade rated, many with credit enhancements. • The expected weighted average life of Park’s investment securities portfolio was 4.86 years at September 30, 2025. • $289.1 million of the securities portfolio is unpledged. • Park had a net unrealized loss on securities of $53.7 million, or 6.6% of the portfolio at September 30, 2025. • Park did not hold any held-to-maturity securities at September 30, 2025. QTD Yield on Securities: 3.04% Total Debt Securities: $817.8 million (1) Securities portfolio ratings as of September 30, 2025. Note: Financial data as of September 30, 2025 unless otherwise noted States & Political Subdivisions 25% Agency Mortgage- Backed Securities 61% Collateralized Loan Obligations 12% Corporate Debt Securities 2%

P A R K N A T I O N A L C O R P O R A T I O N Appendix

Senior Management P A R K N A T I O N A L C O R P O R A T I O N 32 David L. Trautman – Chairman of the Board and CEO – Age: 64 (42 years with Park) • Chairman of the Board since May 2019 and CEO since January 2014 of Park and Park National Bank. • President of Park and Park National Bank from January 2005 through April 2019. • President of First-Knox National Bank, a division of Park National Bank, from 1997 through 2002, and its Chairman of the Board from 2001 to 2006. • Holds an MBA with honors from The Ohio State University. • Earned an A.B. from Duke University and joined Park immediately following graduation. Matthew R. Miller – President – Age: 47 (16 years with Park) • President of Park and Park National Bank since May 2019. • Executive Vice President of Park and Park National Bank from April 2017 through April 2019. • Chief Accounting Officer of Park and Park National Bank from December 2012 through March 2017. • Vice President of Accounting at Park National Bank from March 2009 through December 2012. • Prior to joining Park, worked for eight years at Deloitte LLP, serving clients in the financial services industry. • Earned a B.A. in accounting, graduating summa cum laude, from University of Akron.

Senior Management (continued) P A R K N A T I O N A L C O R P O R A T I O N 33 Brady T. Burt – Chief Financial Officer – Age: 53 (18 years with Park) • Chief Financial Officer of Park and Park National Bank since December 2012. • Chief Accounting Officer of Park and Park National Bank from April 2007 to December 2012. • Worked at Vail Banks, Inc. in various capacities from 2002 to 2006, including as CFO. • Earned a B.S. in accounting from Miami University. • Member of Board of Directors of Federal Home Loan Bank of Cincinnati, serving on each of the Audit Committee (which he has chaired since January 1, 2021) and the Risk Committee.

Experienced Management Team • Park National Bank’s management team consists of leaders with deep market knowledge. • The management team averages 27 years of banking experience. • The average team tenure with Park National Bank is approximately 20 years. P A R K N A T I O N A L C O R P O R A T I O N 34 Name Position Age Years with PNB Years in Industry Todd M. Bogdan Chief Operations Officer 57 9 37 Adrienne M. Brokaw Chief Auditor 57 12 26 Bryan M. Campolo Chief Credit Officer 41 19 19 Thomas M. Cummiskey Chief Wealth & Trust Officer 56 26 28 Malory Dcosta Chief Information Officer 52 3 22 Mark H. Miller Corporate Services Director 43 9 9 Cheryl L. Snyder Chief Retail Lending Officer 69 46 48 Laura F. Tussing Chief Banking Officer/Regional Banking Director 44 21 21 Jeffrey A. Wilson Chief Risk Officer 59 21 29

Commercial Loan Repricing P A R K N A T I O N A L C O R P O R A T I O N 29% 13% 9% 12% 15% 22% Commercial Loan Repricing or Maturing by Year 2025 2026 2027 2028 2029 2030+ 2025 2026 2027 2028 2029 2030+ ≥3% $40,054,142 $53,298,666 $5,503,374 $694,277 $810,508 $5,474,051 <3% $1,183,036,200 $378,796,298 $268,096,527 $336,300,162 $362,682,184 $526,168,155 $- $200,000,000 $400,000,000 $600,000,000 $800,000,000 $1,000,000,000 $1,200,000,000 $1,400,000,000 Commercial Loan Repricing Rate Shock by Year <3% ≥3% Note: Financial data as of September 30, 2025 35

CRE Loan Repricing P A R K N A T I O N A L C O R P O R A T I O N 17% 16% 9% 13% 18% 27% CRE Loan Repricing or Maturing by Year 2025 2026 2027 2028 2029 2030+ 2025 2026 2027 2028 2029 2030+ ≥3% $28,701,545 $28,890,665 $588,679 $141,500 $- $4,345,967 <3% $295,228,827 $267,183,012 $159,510,458 $221,032,762 $244,390,140 $363,582,980 $- $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 $350,000,000 $400,000,000 CRE Loan Repricing Rate Shock by Year <3% ≥3% Note: Financial data as of September 30, 2025 36

Installment Lending Portfolio P A R K N A T I O N A L C O R P O R A T I O N 37 Note: Financial data as of September 30, 2025 • Park National Bank’s installment portfolio includes $1.7B of indirect loans and $194MM of direct loans. • Balances have nearly doubled since first exceeding $1B in 2017.

Installment Lending Portfolio (continued) P A R K N A T I O N A L C O R P O R A T I O N 38 Note: Financial data as of September 30, 2025

Specialty Lending • Park has successfully operated in the specialty finance area for many years, specifically focusing on turbo-prop and light jets and structured finance lending to non-bank consumer finance companies. Net charge-offs in specialty lending have not materially impacted Park’s overall net charge-off rates over the last 10 years. • Park acquired Scope Leasing, Inc. in the mid-1990’s. Scope follows the same conservative underwriting posture as the commercial loan portfolio. Its lending team has years of industry experience and maintains a narrow focus as to acceptable aircraft underlying loans. Scope had loans of $341.9 million, or 4.28% of total loans, outstanding as of September 30, 2025. Scope offers aircraft loans from $200,000 to $5 million to individuals, small businesses, and major corporations across the country. • Park entered the structured finance lending business in 2008. It features a traditional asset-based lending line of business with daily cash collections, periodic customer audits, and an attractive risk/reward dynamic. The structured finance loans consist of loans to non-bank consumer finance companies throughout the nation. These asset-based loans are collateralized by cash flows from individuals, typically from auto loans financed by the non-bank consumer finance company. These loans have conservative underwriting and are subject to intensive loan monitoring. Structured finance loans represented $260.4 million, or 3.26% of total loans, outstanding as of September 30, 2025. P A R K N A T I O N A L C O R P O R A T I O N 39 Note: Financial data as of September 30, 2025 unless otherwise noted. Structured Finance 3.26% Scope Aircraft Finance 4.28% All Other Loans 92.46%

Insured Deposits Trend Uninsured deposits were largely unchanged QoQ and continue to represent a reasonable level of exposure to the overall balance sheet relative to available funding capacities. 83.2% 83.1% 83.1% 82.4% 81.8% 82.1% 81.9% 4.9% 5.5% 5.0% 4.9% 4.9% 5.1% 4.8% 11.9% 11.4% 11.9% 12.7% 13.4% 12.8% 13.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Insured Collateralized Exposed Note: Financial data as of September 30, 2025 unless otherwise noted. P A R K N A T I O N A L C O R P O R A T I O N 40

Historical Noncore Funding Position Overall borrowings remain historically low, which has been a key driver of our ability to maintain a favorable funding position relative to peers through the current cycle. *Includes FHLB advances, Brokered Deposits and Brokered Repurchase Agreements. 0% 3% 6% 9% 12% 15% 18% 21% 24% - 200,000,000 400,000,000 600,000,000 800,000,000 1,000,000,000 1,200,000,000 1,400,000,000 1,600,000,000 Brokered Repurchase Agreements Brokered Deposits FHLB Advances FHLB Borrowings and Brokered Deposits/Repurchase Agreements as % of Total Liabilities Note: Financial data as of September 30, 2025 unless otherwise noted. P A R K N A T I O N A L C O R P O R A T I O N 41

Reconciliation of Non-GAAP Financial Measures P A R K N A T I O N A L C O R P O R A T I O N 42 Reconciliation of Average Shareholders' Equity to Average Tangible Equity For the Twelve Months Ended For the Three Months Ended For the Nine Months Ended 12/31/2021 12/31/2022 12/31/2023 12/31/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 9/30/2025 Average Shareholders' Equity 1,065,460$ 1,076,879$ 1,097,143$ 1,197,120$ 1,210,565$ 1,247,680$ 1,270,259$ 1,290,041$ 1,318,277$ 1,239,035$ Less: Average Goodwill and Other Intangible Assets 167,993 166,337 164,960 163,669 163,509 163,221 162,938 162,664 162,400 162,666 Average Tangible Equity 897,467$ 910,542$ 932,183$ 1,033,451$ 1,047,056$ 1,084,459$ 1,107,321$ 1,127,377$ 1,155,877$ 1,076,369$ Reconciliation of Total Shareholders' Equity to Tangible Equity As of As of 12/31/2021 12/31/2022 12/31/2023 12/31/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 Total Shareholders' Equity 1,110,759$ 1,069,226$ 1,145,293$ 1,243,848$ 1,239,413$ 1,243,848$ 1,279,042$ 1,294,480$ 1,331,821$ Less: Goodwill and Other Intangible Assets 167,057 165,570 164,247 163,032 163,320 163,032 162,758 162,485 162,237 Tangible Equity 943,702$ 903,656$ 981,046$ 1,080,816$ 1,076,093$ 1,080,816$ 1,116,284$ 1,131,995$ 1,169,584$ Reconciliation of Total Assets to Tangible Assets As of As of 12/31/2021 12/31/2022 12/31/2023 12/31/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 Total Assets 9,560,254$ 9,854,993$ 9,836,453$ 9,805,350$ 9,903,049$ 9,805,350$ 9,886,612$ 9,949,578$ 9,862,068$ Less: Goodwill and Other Intangible Assets 167,057 165,570 164,247 163,032 163,320 163,032 162,758 162,485 162,237 Tangible Assets 9,394,684$ 9,690,746$ 9,672,206$ 9,642,318$ 9,739,729$ 9,642,318$ 9,723,854$ 9,787,093$ 9,699,831$

Reconciliation of Non-GAAP Financial Measures (continued) P A R K N A T I O N A L C O R P O R A T I O N 43 Reconciliation of Fully Taxable Equivalent Net Interest Income to Net Interest Income For the Twelve Months Ended For the Three Months Ended For the Nine Months Ended 12/31/2021 12/31/2022 12/31/2023 12/31/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 9/30/2025 Interest Income 345,853$ 378,247$ 471,670$ 522,965$ 133,808$ 133,613$ 132,200$ 136,496$ 138,952$ 407,648$ Fully Taxable Equivalent Adjustment 2,911 3,541 3,726 2,432 594 617 607 675 685 1,967 Fully Taxable Equivalent Interest Income 348,764$ 381,788$ 475,396$ 425,397$ 134,402$ 134,230$ 132,807$ 137,171$ 139,637$ 409,615$ Less: Interest Expense 15,960 31,188 98,557 124,946 32,694 30,168 27,823 27,505 27,935 83,263 Fully Taxable Equivalent Net Interest Income 332,804$ 350,600$ 376,839$ 400,451$ 101,708$ 104,062$ 104,984$ 109,666$ 111,702$ 326,352$ Reconciliation of Pre-Tax, Pre-Provision Net Income For the Twelve Months Ended For the Three Months Ended 12/31/2021 12/31/2022 12/31/2023 12/31/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 9/30/2025 Net Income 153,945$ 148,351$ 126,734$ 151,420$ 38,217$ 38,630$ 42,157$ 48,119$ 47,158$ 137,434$ Plus: Income Taxes 34,290 32,108 26,870 33,305 8,431 8,703 9,046 11,228 10,940 31,214 Plus: Provision for (Recovery of) Credit Losses (11,916) 4,557 2,904 14,543 5,315 3,935 756 2,853 4,030 7,639 Pre-Tax, Pre-Provision Net Income 176,319$ 185,016$ 156,508$ 199,268$ 51,963$ 51,268$ 51,959$ 62,200$ 62,128$ 176,287$ Calculation of Allowance for Credit Losses / Loans As of As of 12/31/2021 12/31/2022 12/31/2023 12/31/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 Allowance for Credit Losses 83,197$ 85,379$ 83,745$ 87,966$ 87,237$ 87,966$ 88,130$ 89,785$ 91,758$ Loans 6,871,122 7,141,891 7,476,221 7,817,128 7,730,984 7,817,128 7,883,735 7,963,221 7,992,753 Allowance for Credit Losses / Loans 1.21% 1.20% 1.12% 1.13% 1.13% 1.13% 1.12% 1.13% 1.15% *Tangible book value = Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period. *Net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period. *Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. *Return on Average Tangible Equity = Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period. For the Nine Months Ended

Note: YTD 2025 represents financial data as of September 30, 2025 Source: S&P Capital IQ Pro Reconciliation of Shareholders’ Equity to Tangible Common Equity First Citizens Bancshares, Inc. Year Ended December 31, ($ in thousands) 2022 2023 2024 YTD 2025 Shareholders' Common Equity 153,355$ 180,722$ 180,634$ 211,728$ ( - ) Goodw ill and other intangible assets 22,602 22,452 22,340 22,340 Tangible Common Equity 130,753$ 158,270$ 158,294$ 189,388$ Reconciliation of Non-GAAP Financial Measures (continued) 44

Park National Corporation P A R K N A T I O N A L C O R P O R A T I O N